UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2010

ICONIX BRAND GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-10593	11-2481903
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

1450 Broadway, New York, NY	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code  (212) 730-0030

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure

On or about Tuesday, January 26, 2010, Iconix Brand Group, Inc. (“Registrant” or “Company”) will be posting to its website (www.iconixbrand.com under the “investor relations” tab) an investor presentation which includes certain business and historical and projected financial information regarding the Registrant that it may from time to time use in connection with future presentations to stockholders, potential investors, members of the financial community and others. Information in the Company’s website is not part of this Form 8-K.

The presentation material contains certain non-U.S. generally accepted accounting principles (“GAAP”) financial measures, and includes the reasons the Registrant has provided such measures and a reconciliation of the non-U.S. GAAP measures to U.S. GAAP measures. Readers of the presentation material should consider the non-GAAP measures in addition to, and not as a substitute for, measures of financial performance prepared in accordance with U.S. GAAP. A copy of the Registrant’s presentation material  is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information under this Item 7.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information under this Item 7.01 will not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference. The furnishing of the information under Item 7.01 in this Current Report on Form 8-K is not intended to, and does not, constitute a determination or admission by the Company (i) that the furnishing of the information in this Item 7.01 is required by Regulation FD, (ii) that the information under Item 7.01 in this Current Report on Form 8-K is material or complete, or (iii) that investors should consider this information before making an investment decision with respect to any security of the Company.

This Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of the federal securities laws. It should be read in conjunction with the ‘Safe Harbor Statement’ contained in the presentation material and the risk factors included in the Registrant’s periodic reports filed with the Securities and Exchange Commission, that discuss important factors that could cause the Registrant’s results to differ materially from those anticipated in such forward-looking statements.

Item 9.01    Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.

Exhibit 99.1      Presentation material dated January 26, 2010 of Iconix Brand Group, Inc. .

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ICONIX BRAND GROUP, INC. (Registrant)

By:	/s/ Neil Cole
Neil Cole Chairman of the Board, President and Chief Executive Officer

Dated:  January 26, 2010